Edison Electric Institute Fall Financial Conference November 2005 Handout Exhibit 99.1

Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements reflect
Edison International’s current expectations and projections about future events based on Edison International’s knowledge of present facts and circumstances and assumptions about future events and include any statement that does not directly relate to a historical or current fact.  In this report and elsewhere, the words
“expects,” “believes,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “probable,” “may,” “will,” “could,” “would,” “should,” and variations of such words and similar expressions, or discussions of strategy or of plans, are intended to identify forward-looking statements.  Such statements necessarily involve risks and uncertainties that could cause actual results to differ materially from those anticipated.  Some of the risks, uncertainties and other important factors that could cause results to differ, or that otherwise could impact Edison International or its subsidiaries, include but are not limited to:
• the ability of Edison International to meet its financial obligations and to pay dividends on its common stock if its subsidiaries are unable to pay dividends;
• the ability of SCE to recover its costs in a timely manner from its customers through regulated rates;
• decisions and other actions by the CPUC and other regulatory authorities and delays in regulatory actions;
• market risks affecting SCE’s energy procurement activities;
• access to capital markets and the cost of capital;
• changes in interest rates and rates of inflation;
• governmental, statutory, regulatory or administrative changes or initiatives affecting the electricity industry, including the market structure rules applicable to each market and environmental regulations that could require additional expenditures or otherwise affect the cost and manner of doing business;
• risks associated with operating nuclear and other power generating facilities, including operating risks, equipment failure, availability, heat rate and output;
• the availability of labor, equipment and materials;
• the ability to obtain sufficient insurance;
• effects of legal proceedings, changes in tax laws, rates or policies, and changes in accounting standards;
• supply and demand for electric capacity and energy, and the resulting prices and dispatch volumes, in the wholesale markets to which EME’s generating units have access;
• the cost and availability of coal, natural gas, and fuel oil, and associated transportation costs;
• the cost of and availability of emission credits or allowances for emission credits for EME and its subsidiaries ;
• transmission congestion in and to each market area and the resulting differences in prices between delivery points in which EME and its subsidiaries operate;
• the ability to provide sufficient collateral in support of hedging activities and purchases of fuel and electric energy;
• the extent of additional supplies of capacity, energy and ancillary services from current competitors or new market entrants, including the development of new generation facilities, including new plants and technologies that may be developed in the future;
• general political, economic and business conditions;
• weather conditions, natural disasters and other unforeseen events; and
• changes in the fair value of investments accounted for using fair value accounting.
Additional information about risks and uncertainties, including more detail about the factors described above, is contained in Edison International’s reports filed with the
Securities and Exchange Commission. Readers are urged to read such reports and carefully consider the risks, uncertainties and other factors that affect Edison
International’s business.  Readers also should review future reports filed by Edison International with the Securities and Exchange Commission.  The information contained in this report is subject to change without notice. Forward-looking statements speak only as of the date they are made and Edison International is not obligated to publicly update or revise forward-looking statements.

Operating Statistics:
Total Assets $25.5 B
Customers 4.7 M
Total Debt
(3)
$5.3 B
Total Assets                      $35.5 B
Generation                      13,956 MW
Edison International – Organizational Structure
(1)
Operating Statistics:
Total Assets $3.7 B
Total MWs Owned             196
Total Investments $2.8 B
Total Debt
(3)
$0.4 B
Southern California Edison
Credit Rating
(2)
BBB+ / A3
Operating Statistics:
Total Assets $6.7 B
Total Domestic MWs Owned 8,834
Coal Generation MWs 7,545
Total Debt
(3)
$4.1 B
Mission Energy
Holding Company
Credit Rating
(2)
CCC+ / B2
B+ / B1   (EME)
Edison Capital
Credit Rating
(2)
BB+ / Ba1
1) As of September 30, 2005.
2) Represents S&P and Moody’s ratings: SCE and MEHC Senior Secured debt, EC Senior Unsecured debt, and EME corporate as of 9/30/05; EIX corporate credit rating (S&P) and Senior Unsecured shelf rating (Moody’s) as of 9/30/05.
3) Includes short-term, long-term, and current portion of long-term debt; non-recourse debt; and intercompany debt of $27 million, $78 million and $75 million at SCE,
MEHC and Edison Capital respectively.
Edison International
Credit Rating
(2)
BBB / Baa3
Edison Mission Group

3 Edison International – Strategy Our strategy seeks to create a balance among • Balance sheet strength • Growth • Dividends We expect to produce total returns above peer averages

69%
56%
61%
51%
40%
50%
60%
70%
2002 2003 2004 9/30/2005
Edison International – Balance Sheet Strength
EIX Long-term goal
1) Excludes Powerton/Joliet termination value guarantee.
2) See Appendix for non-GAAP reconciliation.
3) Total debt includes recourse and non-recourse short-term, long-term and current portion of long-term debt as reported at December 31, 2003 and September 30, 2005.
Consolidated Recourse Leverage Ratio (1), (2)
Strengthening Balance Sheet
•
$4.8 billion reduction in EIX and
MEHC total debt over the past 21
months
(3)
•
Investment Grade ratings at EIX
and SCE
•
Cash balances as of 9/30/05:
– MEHC consolidated = $1.6B
– Edison Capital = $354M

Southern California Edison
(1)
•
One of the largest U.S. electric utilities
– 50,000 square-mile service territory
– More than 13 million people served
– 4.7 million customers
– 70 thousand customers added in 2004
•
85 TWh Retail Sales
– 2.8% growth
– New summer peak established; up  6%
(2)
– 11 TWh Direct Access load
•
Value Drivers
– Distribution system
Customer growth
Infrastructure replacement
– Transmission additions for reliability
– Generation upgrades
PG&E
SDG&E
LADWP
SCE
1) As of 2004.
2) Peak on July 21, 2005.

SCE Capital Expenditures
•
Average annual expenditures of $2 billion, double previous 5-year average
•
Investments across all business lines
•
Expect regulatory decisions on approximately 2/3 of capital investments by early
2006
•
Potential Additions:
– Mohave Generating Station
– Advanced Metering Infrastructure
.
2.2
2.1 2.1
1.9
1.8
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2005 2006 2007 2008 2009
Five-Year Total    =    $10.1 billion
Classification
Generation 1.4 14%
Transmission 2.1 21%
Distribution 6.6 65%
$ %
Recovery by Proceeding
CPUC Rate Cases 7.4 73%
FERC Rate Cases 2.1 21%
Project Specific 0.6 6%
$ %
$ Billions

SCE Rate Base
•
Rate base
(1)
increasing 40% from end of 2005 to end of 2009 to meet system growth and reliability requirements
•
Primary drivers of SCE’s pre-tax earnings
(2)
:
– ± $100 million in authorized rate base  =  ± $9 million
– ± 10 bp change in authorized ROCE
(3)
=  ± $8 million
– ± 1% change in authorized equity level
(4)
=  ± $20 million
1) Consolidated basis. 2006 to 2009 rate base derived from 2006 GRC update filing and other pending regulatory proceedings.
2) Assuming $10 billion rate base.
3) Current authorized Return on Common Equity is 11.4%; 2006 COC request 11.8%.
4) Current authorized common equity component of the capital structure is 48%.
14.3
13.1
12.2
11.1
10.2
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
2005 2006 2007 2008 2009
Growth Rate = 9%
Generation
Transmission
Distribution
$ Billions

Southern California Edison
•
Areas of Focus
– Capital investment implementation
– Market structure development / reliability
– Fair and timely recovery of procurement costs
– Customer rates
•
Key regulatory decisions pending / timing
(1)
– 2006 General Rate Case - Early 2006
– SONGS Steam Generator Replacement - Late 2005
– 2006 Cost of Capital - Late 2005
– Major transmission projects (2006-2007)
1) Investment recovery related.

Mission Energy Holding Company and Edison Capital
1) Total debt includes recourse and non-recourse short-term, long-term and current portion of long-term debt as reported at December 31, 2003 and September 30,
2005.
•
9,030 MWs of Generation
(1)
– 7,545 MW (84%) coal
– 1,289 MW (14%) gas/oil
– 196 MW (2%) wind
– 86% merchant
•
$3.3 billion total debt reduction over the past 21
months for MEHC
(1)
•
Value Drivers
– Low-cost coal based generation
– Edison Mission Marketing & Trading
– Renewable Investment opportunities
Midwest Generation
5,876 MWs
Homer City
1,884 MWs
California projects
964 MWs
March Point
70 MWs
Ambit
40 MWs
Storm Lake
112 MWs
Misc. Wind
84 MWs

Midwest Generation Operating Performance
Volume Avg. Price Forward Price
(TWH) ($/MWh) ($/MWh)
2005 YTD 22.4 $45.12 –
Hedged 4.8 $35.34 –
Unhedged 3.5 – $50.76
(1)
30.7
2006 Hedged 14.2 $43.02 $52.74
(2)
2007 Hedged 6.8 $42.24 $47.61
1) Balance of year forward flat energy price at NiHub
2) Cal 2006 and 2007 flat prices for NiHub
Hedge Volume and Prices (as of 9/30/05)
$45.12
$24.84
$22.27
$16.89
$16.06
$12.46
$10.84 $10.93
$11.27
$9.32
$0
$10
$20
$30
$40
$50
2001 2002 2003 2004 YTD 9/30/05
Avg. energy price
Fuel & Emissions Cost
Coal Revenues and Costs ($/MWh)
(1)
1)  Excludes Peakers/Collins fuel costs.
26.2
26.9
13.9
13.5
13.6
17.1
22.4
0.7
0.4
8.3
0
10
20
30
40
2001 2002 2003 2004 2005
Contract Merchant Balance of Year
Coal Generation (in TWh)
26.6
27.6
27.5
30.6
30.7
(9/30 YTD)

Homer City Operating Performance
$44.17
$36.20
$34.02
$28.70
$33.07
$19.44
$16.18
$13.40
$12.22
$13.06
$0
$15
$30
$45
$60
2001 2002 2003 2004 YTD 9/30/05
Avg. energy price
Fuel & Emissions Cost
Coal Revenues and Costs ($/MWh)
Volume Avg. Price Forward Price
(1)
(TWH) ($/MWh) ($/MWh)
2005 YTD 10.7 $44.17 –
Hedged 2.2 $43.14 –
Unhedged 1.2 – $75.01
(2)
14.1
2006 Hedged 8.5 $53.24 $72.01
(3)
2007 Hedged 3.6 $60.68 $62.18
(3)
1) Forward prices at PJM West are generally higher than prices at the
Homer City busbar.  During the past twelve months, transmission congestion in PJM has resulted in prices at the Homer City busbar being lower than those at the PJM West Hub by an average 9% with the monthly average difference during this period ranging from zero to 20%, which occurred in August 2005.
2) Balance of year forward flat energy price at PJM West.
3) Cal 2006 and 2007 flat prices for PJM West.
Hedge Volume and Prices (as of 9/30/05)
10.7
13.3
14.4
12.1
12.9
3.4
0
5
10
15
20
2001 2002 2003 2004 2005
Merchant Balance of Year
Coal Generation (in TWh)
(9/30 YTD)
14.1

0%
20%
40%
60%
80%
100%
120%
2005 2006 2007 2008 2009
Illinois plants Homer City facilities
Coal Requirements Under Contract
1) The percentage in 2005 is calculated based on coal supply and expected generation requirements for a full year.
2) Adjusted for expected deliveries under agreement in principle to settle outstanding contract disputes.
(1)
(2)
111%
101%
100%
78%
91%
78%
32%
32%
21%
15%
Coal Supply
•
Annual coal usage:
– Illinois plants use approximately 18
million to 20 million tons obtained
from the Southern Powder River
Basin
– Homer City uses approximately 5
million tons obtained from mines
located near Homer City,
Pennsylvania
•
Midwest Generation transportation
contracted through 2011

•
Areas of Focus
– Operational Performance
• Project Decathlon
• Manage fuel supply, emissions, and environmental controls to protect operating margins
– Liquidity Requirements
Collateral for forward sales
Target Capital structure
– Growth
• Renewables
• Thermal (California investments)
MEHC and Edison Capital

Wind Business Objectives
•
Now actively pursuing new renewable (primarily wind) investments
– Production tax credits extended for 2 years
– New investment in 2005 is targeted at $180 million building to $250 million annually
Announced 120 MW wind project in eastern New Mexico
Closed 10 MW and 15 MW projects in Minnesota
0
200
400
600
800
1,000
1,200
1,400
2005 2006 2007 2008 2009
2005 Current Portfolio
• 8 projects
• 196 MW
• 2 midwestern states
2009 Target Portfolio
• 25+ projects
• 1,200 MW
• Multiple US regions
Targeting investment of $1.2 billion during the period 2005 - 2009

Edison International – Dividend Policy
1) Dividends paid.
2) Dividend rate.
(1)
$0.80
$1.00
(2)
$0.00
$0.00
$0.50
$1.00
2001 - 2003 2004 2005
Dividend per share
Longer-term, targeting a payout ratio of 45–55% excluding MEHC earnings

$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
Original 2005 Outlook
Oct. 2004
Revised 2005 Outlook
Aug. 2005
Current 2005 Outlook
Nov. 2005
Core Non-core
1) See Appendix for non-GAAP reconciliation.
Edison International EPS
(1)
– 2005 Outlook
$2.20
$3.01-3.11
2.14
2.80-2.90
0.21
0.06
$2.87-2.97
2.53-2.63
0.34

Appendix
Slide 4:  The calculation for the third quarter 2005 recourse leverage ratio of 51% includes common equity and preferred securities as reflected on the EIX balance sheets. Debt includes short- and long-term debt and excludes non-recourse debt from continuing operations totaling $2.4 billion. The comparable 2005 leverage ratio based on the same balance sheet classifications, including non-recourse items, is 58%.
The calculation for the 2004 recourse leverage ratio of 56% includes common equity and preferred securities as reflected on the EIX balance sheet. Debt includes short- and long-term debt and other preferred securities subject to mandatory redemption. Debt excludes non-recourse debt from continuing operations totaling $2.8 billion. The comparable 2004 leverage ratio based on the same balance sheet classifications, including non-recourse items is 63%.
The calculation for the 2003 recourse leverage ratio of 61% is calculated on the same basis as 2004, reclassifying other preferred securities subject to mandatory redemption of $141 million as a component of debt. Non-recourse debt of $2.9 billion is excluded. The comparable 2003 leverage ratio including non-recourse amounts is 68%.
The calculation for the 2002 recourse leverage ratio of 69% is calculated on the same basis as 2003, reclassifying other preferred securities subject to mandatory redemption of $1.2 billion as a component of debt. Non-recourse preferred securities of $131 million and non-recourse debt of $5.4 billion are excluded. The comparable 2002 leverage ratio including non-recourse amounts, and based on 2002 balance sheet classifications which classify preferred securities subject to mandatory redemption as preferred stock, is 71%.

Appendix
1) Favorable tax settlement
2) Early debt retirements
3) Discontinued operations $0.28 and early debt retirements $(0.05)
4) Discontinued operations $0.17, March Point $(0.10) and early debt retirements $(0.05)
Reconciliation of Earnings to GAAP
$3.01 – 3.11 $2.87 – 2.97 $  2.20 Total
0.02 (4) 0.23 (3) (0.05) (2) • MEHC Consolidated
0.19 0.11 0.11 • SCE (1)
Non-core items
$  2.80 – 2.90 $  2.53 – 2.63 $  2.14 Core
(0.12) (0.10) (0.03) • EIX parent company and other
0.27 0.28 0.08 • EC
0.85 – 0.95 0.55 – 0.65 0.34 • MEHC Consolidated
$  1.80 $  1.80 $  1.75 • SCE
Current
2005 Outlook
Nov. 2005   .
Revised
2005 Outlook
Aug. 2005   .
Original
2005 Outlook
Oct. 2005   .